U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1,  2003

AUSTINS STEAKS & SALOON, INC.
(Exact Name of Registrant As Specified In Its Charter)

Delaware

0-25366

86-0723400

(State Or Other Jurisdiction Of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification Number)

317 Kimball Avenue NW

Roanoke, VA 24016

(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195

(Telephone Number)

Form 8-K

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.2. Press Release dated April 1, 2003 disclosing annual financial results.

Item 9. Regulation FD Disclosure

Pursuant to Item 12, a press release of the Company dated April 1, 2003 describing the Company’s financial results for the year ended December 31, 2002, is attached as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSTINS STEAKS & SALOON, INC.

By	/s/ Robyn B. Mabe
Robyn B. Mabe
Chief Operating Officer (principal executive officer) and Chief Financial Officer

April 1, 2003

(Date)